                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the  Registrant /X/   Filed by a party other than the  Registrant  / /
Check the appropriate box:
/X/   Preliminary proxy statement
/ /   Confidential,  for Use of the Commission  Only (as permitted by
      Rule 14a-6(e)(2))
/ /   Definitive  proxy  statement
/ /   Definitive additional materials
/ /   Soliciting material under Rule 14a-12

                              SPORTING MAGIC, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):

/X/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

(1)   Title of each class of securities to which transaction applies:
(2)   Aggregate number of securities to which transaction applies:
(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)   Proposed maximum aggregate value of transaction:
(5)   Total fee paid:

/ /   Fee paid previously with preliminary materials.

/ /   Check box if any part of the fee is offset as  provided  by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting
      fee  was  paid   previously.   Identify  the   previous   filing  by
      registration  statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:
(2)   Form, Schedule or Registration Statement No.:
(3)   Filing Party:
(4)   Date Filed:

                              Sporting Magic, Inc.
                       7625 Hamilton Park Drive, Suite 12
                              Chattanooga, TN 37421
                              --------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE ___, 2002
                             ---------------------

Dear Stockholders:

            You  are   cordially   invited  to  attend  a  special   meeting  of
stockholders  on  _________,  June __,  2002 at  10:00  a.m.  local  time at our
corporate  headquarters,   located  at  7625  Hamilton  Park  Drive,  Suite  12,
Chattanooga, Tennessee 37421.

            The purpose of this special meeting is to consider and vote upon the following matters:

            1.  a proposal to elect six directors;

            2.  a proposal to amend our Certificate of Incorporation in order to
                (i) change our name from  Sporting  Magic,  Inc. to Next,  Inc.,
                (ii)  update its  provisions  so that they are  consistent  with current Delaware law, (iii) increase our authorized common stock
                to  50,000,000   shares  and  (iv)  provide  for  "blank  check"
                preferred stock;

            3.  a proposal to approve the adoption of our 2002 Stock Option Plan;

            4.  a proposal to ratify the appointment of Marcum & Kliegman LLP as our  independent  auditors for the year ending  August 31, 2002;
                and

            5.  such other  business  as may  properly  come  before the special meeting or any adjournment thereof.

            The Board of Directors  has fixed 5:00 p.m.,  local time, on May __,
2002 as the record  date for  determining  which  stockholders  are  entitled to notice of, and to vote at, this special meeting, or any adjournment thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE  SPECIAL  MEETING,  PLEASE FILL IN, DATE
AND SIGN THE  ENCLOSED  PROXY  CARD AND  RETURN  IT TO US IN THE SELF  ADDRESSED
STAMPED ENVELOPE PROVIDED.

                                       By Order of the Board of Directors.

                                       Dan Cooke
                                       President and Chairman of the Board

Chattanooga, Tennessee
May __, 2002

     (b) Updating the Certificate of Incorporation in accordance with current

Proposal No. 5 - Ratification of Appointment of Independent Public

                              SPORTING MAGIC, INC.
                       7625 Hamilton Park Drive, Suite 12
                          Chattanooga, Tennessee 37421

                                 PROXY STATEMENT

            This proxy  statement is being  furnished to you in connection  with the  solicitation  by the Board of  Directors  of proxies for use at our special meeting of stockholders  scheduled for  _________________,  June __, 2002 at our
corporate  headquarters,   located  at  7625  Hamilton  Park  Drive,  Suite  12,
Chattanooga,  Tennessee  37421 at 10:00  a.m.  local  time,  or any  adjournment thereof. This proxy statement,  and the accompanying proxy card, are first being mailed to stockholders on or about May __, 2002.

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:   WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

A:   The  purpose  of the  special  meeting  is to  consider  and vote  upon the following matters:

     o    a proposal to elect six directors;

     o    a proposal to amend our Certificate of  Incorporation  in order to (i)
          change our name from Sporting Magic,  Inc. to Next,  Inc., (ii) update its provisions so that they are consistent with current  Delaware law,
          (iii)  increase our authorized  common stock to 50,000,000  shares and
          (iv) provide for "blank check" preferred stock;

     o    a proposal to approve the adoption of our 2002 Stock Option Plan; and

     o    a proposal to ratify the  appointment  of Marcum & Kliegman LLP as our independent auditors for the year ending August 31, 2002.

At the special  meeting,  a  representative  will be  available to report on our current operations and to answer stockholder questions.

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A:   You are receiving this proxy  statement and the enclosed proxy card because the Board of  Directors  is  soliciting  your proxy to vote your  shares of common stock at the special meeting.  To assist you in your decision making process,  this proxy statement contains pertinent information about us, the special meeting and the proposals to be considered.

Q:   WHEN AND WHERE WILL THE MEETING BE HELD?

A:   The  special  meeting  of  stockholders  will  be  held  at  our  corporate headquarters,  located at 7625 Hamilton Park Drive, Suite 12,  Chattanooga,
     Tennessee  37421 on  _________________,  June __, 2002 at 10:00 a.m.  local time.

Q:   WHO IS ENTITLED TO NOTICE OF AND TO VOTE AT THE SPECIAL MEETING?

A:   All  stockholders  of record at 5:00 p.m.,  local time, on May __, 2002 are entitled to notice of, and to vote at, the special  meeting.  Each share of our common stock  entitles  its holder to one vote on each matter  properly
     submitted   to    stockholders.    On   the   record   date,   there   were
     [________________]  outstanding shares of our common stock, held by a total of [___] stockholders.

Q:   HOW DO I VOTE?

A:   By properly  completing  and signing the enclosed  proxy card,  your shares will be voted as directed. If no directions are specified, your shares will be voted in accordance  with the Board of Directors'  recommendations,  and with  regard to  matters  that come  before  the  special  meeting,  in the discretion  of the  persons  named  as  proxies.  If you  are a  registered stockholder; that is, if you hold your shares of stock in certificate form, and you attend the special  meeting,  you may either mail in your completed proxy card or deliver it to us in person.  If you hold your shares of stock in  "street  name;"  that is,  if you hold your  shares of stock  through a broker or other  nominee,  and you wish to vote in  person  at the  special meeting,  you will need to obtain a proxy card from the institution holding your stock.

Q:   CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

A:   No. At the present time we have not  established  procedures for telephonic or electronic voting. We may establish such procedures in the future should we determine that their added convenience  justifies their additional cost.
     At this time, you may only vote by returning a properly executed proxy card or by voting in person at the special meeting.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A:   It means that you have multiple  accounts at the transfer agent and/or with stockbrokers.  Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:   CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

A:   Yes. Even after submitting your proxy card, you can revoke it and/or change your vote prior to the special meeting. To revoke or change your vote prior to the special meeting, simply (i) file a written notice of revocation with our secretary, (ii) send us a duly executed proxy card bearing a later date than the prior one  submitted or (iii) attend the special  meeting and vote in person.  Please note, however, that while giving a proxy does not affect your right to vote in person at the special meeting,  attendance alone will not revoke a previously granted proxy.

Q:   WHAT IS A "QUORUM"?

A:   A quorum is the number of people  required  to be present  before a meeting can conduct business.  Pursuant to our bylaws,  the presence at the special meeting of at least one-third of the outstanding shares of our common stock as of the record  date,  whether in person or by proxy,  is  necessary  for there to be a "quorum." If you submit a properly  executed proxy card, even if you abstain  from  voting,  you will be  considered  part of the quorum.
     Shares  represented by "broker  non-votes"  will also be considered part of the quorum.

Q:   WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

A:   The  election of each  nominee as a director  requires a  plurality  of the votes cast by holders of our common stock.

A:   Approval of the proposal to amend our Certificate of Incorporation in order to (i) change our name from Sporting Magic, Inc. to Next, Inc., (ii) update its provisions so that they are consistent with current Delaware law, (iii)
     increase our authorized  common stock to 50,000,000 shares and (iv) provide for "blank  check"  preferred  stock  requires  the  affirmative  vote of a majority of the issued and outstanding shares of our common stock.

A:   Approval of the 2002 Stock Option Plan requires the  affirmative  vote of a majority of the issued and outstanding shares of our common stock.

A:   Approval of the  appointment  of Marcum & Kliegman  LLP as our  independent
     auditors  for  the  fiscal  year  ending   August  31,  2002  requires  the
     affirmative vote of a majority of the votes cast at the special meeting.

     Properly executed proxy cards marked "ABSTAIN" and broker  "non-votes" will
     not  be  voted.   Accordingly,   abstentions  and  broker  "non-votes"  are
     tantamount to negative votes.

     Please  note that Dan Cooke,  William B.  Hensley,  the  William B. III and
     Cindy S. Hensley  Living Trust,  the Gematria  Trust and Brian Casteel have each informed us that they intend to vote in  accordance  with the board of directors'  recommendations.  The  aggregate  number of votes held by these stockholders is sufficient to satisfy the stockholder  vote requirement for each of the proposals.

Q:   WHAT ARE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

A:   The Board of Directors recommends that you vote:

     o    for the election of all director nominees;

     o    for the amendment to our Certificate of  Incorporation in order to (i)
          change our name from Sporting Magic,  Inc. to Next,  Inc., (ii) update its provisions so that they are consistent with current  Delaware law,
          (iii)  increase our authorized  common stock to 50,000,000  shares and
          (iv) provide for "blank check" preferred stock;

     o    for the adoption of the 2002 Stock Option Plan; and

     o    for the approval of Marcum & Kliegman LLP to serve as our  independent auditors for the fiscal year ending August 31, 2002.

Q:        WHO IS  PAYING  THE COST FOR THIS  PROXY  SOLICITATION  AND HOW IS THE
          SOLICITATION PROCESS BEING CONDUCTED?

A:        We will pay the costs associated with this proxy  solicitation.  We do not anticipate  that such costs will exceed those normally  associated
          with  similar  proxy  solicitations.   We  will  also,  upon  request,
          reimburse  brokers,  banks and similar  organizations  for  reasonable out-of-pocket expenses incurred in forwarding these proxy materials to their clients.

          In addition to soliciting  proxies through the mail, our directors and employees  may  solicit  proxies  in  person,  by  telephone  or other electronic  means. None of our directors or employees,  however,  will receive any additional compensation for such efforts.

Q:        DO I HAVE DISSENTER'S RIGHTS?

A:        No. The actions  proposed  to be taken at the  special  meeting do not entitle  dissenting  stockholders  to any  appraisal  rights under the
          Delaware General Corporation Law.

Q:        WHEN  ARE  STOCKHOLDER  PROPOSALS  FOR  THE  NEXT  ANNUAL  MEETING  OF
          STOCKHOLDERS DUE?

A:        For stockholder  proposals to be considered for inclusion in the proxy statement for our next annual meeting, they must be submitted to us in writing, within a reasonable time before we begin printing and mailing our annual meeting proxy  materials.  We have not yet set the date for our next annual  meeting.  Please note,  however,  that all  proposals submitted must comply with  applicable laws and regulations and follow the procedures set forth in Rule 14a-8 of the Securities  Exchange Act of 1934, as amended.

Q:        HOW DO I OBTAIN MORE INFORMATION ABOUT US?

A:        We file annual,  quarterly and special  reports and other  information with the Securities and Exchange  Commission (the "SEC"). You may read and copy any of these documents at the SEC's public  reference room at
          450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at
          1-800-SEC-0330  for further  information.  Copies of this material may also be  obtained  from the SEC's web site at  http://www.sec.gov,  by contacting our chief financial officer at (423) 296-8213 or writing to us at 7625  Hamilton  Park  Drive,  Suite 12,  Chattanooga,  Tennessee
          37421.

                               SECURITY OWNERSHIP

          The following table sets forth information concerning ownership of our common and preferred  stock (the  "Shares"),  as of the record date, by (i) each person  known  to be the  beneficial  owner of more  than  five  percent  of our outstanding  common stock,  (ii) each director,  director  nominee and executive officer  required  to be named  hereunder  and  (iii) all of our  directors  and executive officers as a group. Unless otherwise indicated,  we believe that each stockholder  has sole voting and  dispositive  power with  respect to the Shares beneficially owned by him.

                                         Common Stock Beneficially Owned(1)     Preferred Stock Beneficially Owned(1)(2)
                                       --------------------------------------   -------------------------------------
                                              Shares           Percentage          Shares           Percentage
                                              ------           ----------          ------           ----------
Dan Cooke
6430 Cobble Lane
Harrison, TN 37341                         3,000,000              31.6%              50                 45.2%

William B. Hensley
c/o Blue Sky Graphics, Inc.
1295 Vernon St.
Wabash, IN 46992                           3,000,000(3)           31.6%              50(4)              45.2%

William B. III and Cindy S. Hensley
Living Trust
c/o Blue Sky Graphics, Inc.
1295 Vernon St.
Wabash, IN 46992                           1,500,000              15.8%              25                 22.6%

Sean Garber
CMJ Ventures, Inc.
3600 Chamberlain Lane
Louisville, Kentucky 40241                    --                   --                --                 --

Ronald Metz
c/o Bucheri, McCarty & Metz LLP
2366 West Blvd.
Kokomo, IN 46902                              --                   --                --                 --

G. Michael Cross
205 Powell Place
Brentwood, TN 37027                           --                   --                --                 --

Salvatore Geraci
c/o Evergreen Management
1400 Williams Street
Chattanooga, TN 37408                         --                   --                --                 --

Charles Thompson
6419 Bay Shore Drive
Chattanooga, TN  37341                      750,000(5)            7.9%               --                 --

RAE & Company
6419 Bay Shore Drive
Chattanooga, TN  37341                      750,000               7.9%               --                 --

All Directors and Executive Officers
as a Group                                6,750,000(3)(5)        71.1%              100(4)              90.4%

-----------------
* less than 1%

(1)         A person is deemed to be the beneficial  owner of voting  securities that can be acquired by such person  within 60 days after the record date upon the exercise of options and warrants and the conversion of
            convertible  securities.   Each  beneficial  owner's  percentage  of
            ownership is determined  by assuming  that all options,  warrants or convertible  securities  held by such  person (but not those held by any other  person) that are  currently  exercisable  or  convertible
            (i.e., that are exercisable or convertible  within 60 days after the record date) have been exercised or converted.

(2)         We are  contractually  obligated  to seek  stockholder  approval  to create "blank  check"  preferred  stock and then  promptly  create a series of voting  preferred  stock into  which each 100  outstanding shares  of our  wholly  owned  subsidiary's,  Next,  Inc.,  Series A
            Preferred  Stock,  par value $.0001 per share,  shall  automatically convert.  These figures  represent shares of Next Series A Preferred
            Stock that have been issued on a post-conversion basis.

(3)         Includes  1,500,000 shares  beneficially owned by the William B. III and Cindy S. Hensley Living Trust.  William B. Hensley is a "control person" of the William B. III and Cindy S. Hensley  Living Trust and
            therefore shares  beneficially owned by the William B. III and Cindy
            S. Hensley  Living Trust are set forth in the table as  beneficially owned by Mr. Hensley.  Mr. Hensley disclaims beneficial ownership of the shares  held by the William B. III and Cindy S.  Hensley  Living
            Trust.

(4)         Includes  25 shares  beneficially  owned by the  William  B. III and
            Cindy S.  Hensley  Living  Trust.  William B.  Hensley is a "control person" of the William B. III and Cindy S. Hensley  Living Trust and
            therefore shares  beneficially owned by the William B. III and Cindy
            S. Hensley  Living Trust are set forth in the table as  beneficially owned by Mr. Hensley.  Mr. Hensley disclaims beneficial ownership of the shares  held by the William B. III and Cindy S.  Hensley  Living
            Trust.

(5)         Charles  Thompson  is a  "control  person"  of  RAE  &  Company  and therefore shares  beneficially  owned by RAE & Company are set forth in the table as  beneficially  owned by Mr.  Thompson.  Mr. Thompson disclaims beneficial ownership of the shares held by RAE & Company.

                                   MANAGEMENT

            Our directors and executive officers are as follows:

            Name                  Age      Position
            ----                  ---      --------
            Dan Cooke              53      Chairman, President and Director
            William B. Hensley     52      Chief Executive Officer and Director
            Charles Thompson       52      Acting Chief Financial Officer
            Ronald Metz            43      Director
            G. Michael Cross       54      Director
            Salvatore Geraci       55      Director
            Sean Garber            35      Director Nominee

            The principal  occupation for the past five years and current public directorships of each of our directors, director nominees and executive officers are as follows:

            Dan Cooke.  Since  February  2002, Mr. Cooke has been our president, chairman and a director. Since 1989 and 1997,  respectively,  Mr. Cooke has also been a principal  of our wholly  owned  subsidiaries,  Blue Sky  Graphics,  Inc.
("Blue Sky") and Next. Blue Sky and Next are principally  engaged in the design, development,  marketing and  distribution  of branded  promotional  products and imprinted sportswear.

            William B. Hensley, III. Since February 2002, Mr. Hensley has been a director and our chief executive officer. Since 1989 and 1997, respectively, Mr.
Hensley has also been a principal of Blue Sky and Next.

            Charles  Thompson.  Since February  2002, Mr.  Thompson has been our acting chief  financial  officer.  From  2001-2002,  Mr. Thompson served as Vice
President-Finance  & Business  Development of Ameris Health Systems, an operator of  six  hospitals.  From  1997-2000,  Mr.  Thompson  was  Vice  President/Chief
Financial Officer of Great Smokies Diagnostics  Laboratory,  and from 1996-1997,
Mr. Thompson was the principal of RAE & Company, a financial consulting firm.

            Ronald  Metz.  Mr. Metz has been a director  of ours since  February
2002.  Since  1987,  Mr.  Metz has been a partner  with the  accounting  firm of
Bucheri McCarty & Metz LLP.

            G.  Michael  Cross.  Mr.  Cross has been a  director  of ours  since
February  2002.  Since  2000,  Mr.  Cross  has been  the  director  of  business development for WealthPort,  Inc., a financial services company,  and a contract consultant for  FundraisingInfo.com,  an Internet-based  fund-raising consulting company.  From  1997-1999,  Mr. Cross was a business  consultant for CAO, LLC, a regional  consulting firm, and from 1993-1997,  Mr. Cross was a sales manager in the public  finance  and  municipal  bond  department  of  Equitable  Securities
Corporation, a regional investment banking firm.

            Salvatore  Geraci.  Mr.  Geraci  has been a  director  of ours since
February  2002.  Since 1987,  Mr.  Geraci has been the  principal  of  Evergreen
Management, Inc., a provider of tax, estate, retirement and investment planning.
Mr. Geraci also serves as an adjunct  professor of accounting and finance at the
University of Tennessee at Chattanooga.

            Sean Garber.  Since 2000,  Mr.  Garber has been  president and chief executive officer of CMJ Ventures,  Inc., a manufacturer of licensed promotional products.  From 1996-2000,  Mr. Garber was president and chief operating officer of Industrial Services of America.

Change in Control

            On February 1, 2002, we, Next,  Buddy Young,  previously our largest stockholder,  Dan Cooke,  William B. Hensley and the William B. III and Cindy S.
Hensley Living Trust, previously the sole common stockholders of Next (together, the "Next  Stockholders"),  consummated  a reverse  acquisition  pursuant  to an
Exchange  Agreement,  whereby we issued  6,000,000 shares of our common stock to the Next  Stockholders in exchange for 6,000,000  shares of Next's common stock, par value $.0001 per share,  representing  all of Next's issued and  outstanding common equity (the "Exchange").  We also agreed to seek stockholder  approval to create "blank check" preferred stock and then promptly create a series of voting preferred  stock  into  which  each 100  outstanding  shares of Next's  Series A
Preferred Stock, par value $.0001 per share, shall automatically convert.

            Upon  the  closing  of the  Exchange,  our  then  existing  Board of
Directors, consisting of Buddy Young, L. Stephen Albright and Dennis Spiegelman,
resigned and caused Dan Cooke, William B. Hensley, Ronald Metz, G. Michael Cross
and Salvatore  Geraci to succeed them in such capacity.  In addition,  Mr. Young and Mr. Albright resigned as executive officers.

                      PROPOSAL NO. 1 ELECTION OF DIRECTORS

Nominees

            Six directors are to be elected at the special meeting. The nominees for directors are Dan Cooke,  William B. Hensley,  III,  Ronald Metz, G. Michael
Cross, Salvatore Geraci and Sean Garber. In the event that any nominee is unable or  declines  to serve as a director  at the time of the  special  meeting,  all proxies will be voted for any substitute nominee designated by the current Board of Directors.  We have no reason to expect that any nominee will refuse to or be unable to serve as a director.

Vote Required

            A  plurality  of the votes cast by  holders  of our common  stock is required for the election of each nominee.

Recommendation of the Board of Directors

THE BORAD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES.

Directors Meetings and Compensation

            In 2001,  the Board of Directors did not meet,  but acted five times by unanimous written consent.  We do not have a standing audit,  compensation or nominating committee, nor any other committees performing similar functions.

            We did not  compensate  our  directors  during the fiscal year ended
August 31, 2001.

Executive Compensation

            The following  table  provides  certain  information,  for the years ended August 31, 1999, 2000 and 2001 concerning  compensation awarded to, earned by or paid to our  prior  president.  None of our  executive  officers  received compensation in excess of $100,000 during fiscal 2001.

                                         Annual Compensation                         Long Term
                                         -------------------                         Compensation
                                                                                     ------------
                                                                                      Securities
                                                                Other Annual          Underlying
Name and Principal Position     Year   Salary ($)  Bonus ($)  Compensation ($)(1)  Options (shares)
---------------------------     ----   ------      -----      -------------------  ----------------
Buddy Young
President and Chief             2001   $27,000(3)   --                --                  --
  Financial Officer(2)          2000     --         --                --                  --
                                1999     --         --                --                  --

(1)       Perquisites  and other personal  benefits,  securities or property did not exceed the lesser of $50,000 or 10% of such executive's salary and bonus.

(2)       On February 1, 2002, Mr. Young resigned as president,  chief financial officer and as a member of our Board of Directors.

(3)       During  the year  ended  August  31,  2001,  as  compensation  for his services as president and chief  financial  officer,  we issued 75,000 shares of common stock to Mr. Young, which had a market value of $0.36 per share on the date of issuance.

Compensation Committee Interlocks and Insider Participation

          As we have no  compensation  committee,  all  members  of the Board of
Directors participate in setting our compensation policies.

Board Report on Executive Compensation

          The Board of Directors  executive  compensation  philosophy is to base management's  pay,  in part,  on the  achievement  of our annual  and  long-term performance goals, to provide  competitive levels of compensation,  to recognize individual initiative,  achievement and length of service with us, and to assist us in attracting  and  retaining  qualified  management.  The Board of Directors believes that the potential for equity  ownership by management is

beneficial  in  aligning   management's  and  stockholders'   interests  in  the
enhancement of stockholder  value.  We have not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended.

          Base salaries for our executive  officers are determined by evaluating the responsibilities of the position held, the experience of the individual, and by reference to the  competitive  marketplace  for management  talent.  The base salary of each  executive is reviewed  annually by the Board of  Directors,  and adjusted accordingly. Annual salary adjustments are determined by evaluating the competitive marketplace,  our performance, the performance of the executive, the length of the  executive's  tenure  with us and any  increased  responsibilities assumed by the executive.  We place ourselves  between the low and medium levels in determining salaries compared to other comparable businesses.

          Mr. Young was our president and chief  financial  officer for the year ended August 31, 2000, and he received no  compensation  during that period.  In determining  Mr. Young's salary for the year ended August 31, 2001, the Board of
Directors  considered  his  responsibilities  as president  and chief  financial officer,  his performance in managing and directing our operations,  his efforts in helping us improve our capital base and financial condition,  our performance versus other comparable companies, and such other factors described above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Buddy Young,  our former  president and chief financial  officer,  has entered into a  non-competition  agreement with us,  pursuant to which Mr. Young has agreed to forgo  certain  opportunities  to compete  with us in exchange for
300,000 shares of Next's Series A Preferred Stock and the right to receive up to
$350,000 in cash.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section  16(a) of the  Securities  Exchange  Act of 1934,  as amended, requires our executive officers, directors, and persons who own more than 10% of our outstanding common stock to file initial reports of ownership and changes in ownership with the SEC.  Officers,  directors and greater than 10%  stockholders are required by the SEC's  regulations  to furnish us with copies of all Section
16(a) forms they file. We believe that our executive  officers,  directors,  and greater  than 10%  stockholders  complied  during the year ended August 31, 2001 with all reporting requirements of Section 16(a).

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

          Some  of  the  statements   contained  in  this  proxy  statement  are
forward-looking  and may  involve  a number of risks  and  uncertainties.  Those statements  are  subject to known and  unknown  risks,  uncertainties  and other factors  that  could  cause  actual  results  to differ  materially  from  those contemplated  by the  statements.  We  caution  you that  these  forward-looking statements  are only  predictions.  We cannot assure you that the future results predicted,  whether expressed or implied, will be achieved.  The forward-looking statements are based on current expectations, and we are not obligated to update this information.

            PROPOSAL NO. 2 -AMENDING OUR CERTIFICATE OF INCORPORATION

Introduction

          On May 1, 2002,  our Board of Directors  approved for  submission to a vote of the  stockholders a proposal to amend and restate of our  Certificate of
Incorporation,  a copy of which is attached  hereto as Exhibit A, that would (i)
change  our name from  Sporting  Magic,  Inc.  to Next,  Inc.,  (ii)  update its provisions so that they are consistent with current Delaware law, (iii) increase our  authorized  common stock to  50,000,000  shares and (iv) provide for "blank check" preferred stock.

(a)       Changing our name from Sporting Magic, Inc. to Next, Inc.
          ----------------------------------------------------------

Purpose of the Name Change.

          On February 1, 2002 we consummated a reverse acquisition (the "Reverse
Merger") with Next, Inc., a Delaware corporation ("Next"), whereby Next became a wholly owned subsidiary of ours. Upon consummation of the Reverse Merger, all of our directors and executive officers resigned and were replaced by the directors and executive  officers named by Next. In addition,  the business of Next became our business.  As a result of the Reverse  Merger,  our present name provides us with very little value in the  marketplace.  Next's name,  on the other hand, is widely known and respected  amongst our customers and suppliers.  Given the fact that Next enjoys  this  widespread  recognition,  that Next now  represents  our primary  business,  and that our name is not well known,  the Board of Directors believes  that it would be in our best interest to change our name from Sporting
Magic, Inc. to Next, Inc.

Effects of the Name Change

          Changing  our name will not have any effect on our  corporate  status, the rights of our  stockholders  or the  transferability  of  outstanding  stock certificates.  Outstanding stock certificates  bearing the name "Sporting Magic,
Inc." will continue to be valid and represent shares of Next, Inc. following the name change.  In the future,  new stock  certificates will be issued bearing our new name,  but this will in no way affect the  validity  of your  current  stock certificates.

          In  connection  with our name change,  we intend to change our trading symbol from "SPMA" to "NXX".

(b) Updating the Certificate of Incorporation in accordance with current Delaware law.
    ---------------------------------------------------------------------------------

          Our Certificate of Incorporation  has not been amended and restated in full since its adoption in 1987. Since that time, however,  the Delaware General
Corporation Law ("DGCL"),  which governs us, has undergone  numerous changes and caused much our Certificate of Incorporation  to be unnecessary,  ineffective or otherwise  inappropriate.  The  proposed  amended and  restated  Certificate  of
Incorporation would rectify this problem by deleting  extraneous  provisions and inserting new  stipulations  consistent with Delaware law. These changes consist of the following:

          (1)    Article Third presently reads as follows:

                 "The nature of the  business  and,  the  objects  and  purposes proposed to be  transacted,  promoted and carried on, are to do any or all the  things  herein  mentioned,  as fully and to the same  extent as natural  persons  might or could do, and in any part of the world,  viz: `The purpose of the  corporation is to engage  in  any  lawful  act  for  which  corporations  may  be organized under the General Corporation Law of Delaware.'"

          In order to  clarify  the  meaning  of this  provision  and to make it consistent with Section 102(3) of the DGCL, the amended and restated Certificate of Incorporation  eliminates the introductory language of Article Third, so that it would read as follows:

          "The  purpose  of the  Corporation  is to engage in any lawful act for which corporations may be organized under the General  Corporation Law of Delaware."

          (2)    Article Seventh presently reads as follows:

                        "The Directors shall have the power to make and to alter
                 or amend  the  By-Laws;  to fix the  amount to be  reserved  as working  capital,  and to  authorize  and cause to be executed, mortgages and liens  without  limit as to the amount,  upon the property and franchise of this corporation.

                                       10

                        With the consent in writing,  and  pursuant to a vote of
                 the  holders  of a majority  of the  capital  stock  issued and outstanding,  the Directors shall have the authority to dispose of, in any manner, of the whole property of the corporation.

                        The By-Laws shall  determine  whether and to what extent
                 the  accounts  and  books of this  corporation,  or any of them shall be open to the  inspections of the  stockholders;  and no stockholder shall have any right of inspecting any account,  or book or document of this  Corporation,  except as  conferred by the law or the By-Laws, or by resolution of the stockholders.

                        The  stockholders  and the directors shall have power to
                 hold their meetings and keep the books, documents and papers of the  Corporation  outside  of the  State of  Delaware,  at such places as may be from time to time designated by the By-Laws or by  resolution  of the  stockholders  or  directors,  except as otherwise required by the laws of Delaware."

          In  order  to  clarify  the  fact  that in  addition  to the  Board of
Directors,  our  stockholders  shall have the power to make, alter or repeal our
Bylaws,  as is  provided in Section  109 of the DGCL,  the amended and  restated
Certificate of  Incorporated  replaces the first phrase of Article  Seventh with the following:

                 "The  Corporation  hereby confers the power to adopt,  amend or repeal its By-Laws upon the Board of Directors. Notwithstanding the  foregoing,  such power shall not divest or limit the power of the  stockholders  of the  Corporation  to  adopt,  amend or repeal the By-Laws of the Corporation."

          As Section  141(a) of the DGCL provides  that the business  affairs of every  corporation  organized  under the laws of the State of Delaware  shall be managed by or under the  direction  of its board of  directors,  it is no longer necessary for our Certificate of Incorporation to specifically provide the Board of Directors with the right to fix our working capital and enter into agreements placing liens on our property.  All of these specific rights are now subsumed by the DGCL's broad grant of power to the Board of Directors to manage our business affairs.  As a result,  the amended and restated  Certificate  of  Incorporation deletes the second clause of the first sentence in Article Seventh.

          The second  sentence of Article Seventh will be also deleted as we are now a publicly  traded company with over 800  stockholders,  making such written consent  impracticable,  and Section 271 of the DGCL now provides that the Board of  Directors  can  sell,  lease  or  exchange  all  or  substantially  all of a corporation's  property,  provided the board of directors has the consent of the holders of a majority of the outstanding stock entitled to vote.

          The third  sentence  of  Article  Seventh is  unnecessary  and will be deleted by the amended and restated Certificate of Incorporation, as Section 220 of the DGCL  definitively sets forth  stockholders'  rights to inspect the books
and  records  of  a  Delaware  corporation.   The  section  provides  that  "any
stockholder, in person or by attorney or other agent, shall, upon written demand under oath  stating the purpose  thereof,  have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom."

          The fourth sentence of Article Seventh is also unnecessary and will be deleted by the amended and restated  Certificate  of  Incorporation,  as Section
141(g) of the DGCL provides that "unless otherwise restricted by the certificate of incorporation or bylaws, the board of directors of any corporation  organized under this chapter may hold its meetings,  and have an office or offices outside this State."

          (3)  Article Eight presently reads as follows:

               "The  Corporation  shall, to the full extent permitted by Section
               145 of the Delaware  Corporation  Law, as the same may be amended and supplemented from time to time,  indemnify,  all persons whom it may  indemnify  pursuant  thereto.  The personal  liability of directors of the Corporation is hereby  eliminated to the fullest extent  permitted by

                                       11

               Section 102(b)(7) of the Delaware General Law, as the same may be amended and supplemented from time to time."

          The amended and restated Certificate of Incorporation  contains a more detailed indemnification provision in order to better clarify the breadth of the indemnification being provided thereunder.  The Board of Directors believes that such an expanded  indemnification  provision is in our best interest, as it will better enable us to attract the best qualified  directors and executive officers who might otherwise be reticent to serve due to fears of potential liability. If the amended and restated  Certificate  of  Incorporation  is  approved,  Article
Eighth will be deleted in its entirety and replaced with the following:

               "EIGHTH:   The  personal   liability  of  the  directors  of  the
          Corporation is hereby  eliminated to the fullest  extent  permitted by paragraph  (7) of  subsection  (b)  of  Section  102  of  the  General
          Corporation  Law of the State of Delaware,  as same may be amended and supplemented.  Any repeal or modification of this Article SIXTH by the stockholders of the Corporation  shall not adversely  affect any right or protection of a director of the Corporation  with respect to events occurring prior to the time of such repeal or modification.

               NINTH: The Corporation  shall, to the fullest extent permitted by
          Section 145 of the General  Corporation  Law of the State of Delaware,
          as the same may be amended  and  supplemented,  indemnify  any and all persons whom it shall have power to indemnify  under said section from and against any and all of the expenses,  liabilities or other matters referred  to in or covered by said  section,  and the  indemnification provided for herein shall not be deemed  exclusive of any other rights
          to  which  those   indemnified  may  be  entitled  under  any  By-Law,
          agreement,   vote  of  stockholders  or  disinterested   directors  or
          otherwise,  both as to action in their  official  capacities and as to action in another  capacity  while  holding  such  offices,  and shall continue  as to a person  who has  ceased to be a  director,  officer, employee  or agent  and  shall  inure  to the  benefit  of the  heirs, executors and administrators of such person."

(c)       Increasing our authorized common stock to 50,000,000 shares.
          -----------------------------------------------------------

          Our certificate of incorporation  currently  authorizes us to issue up to  25,000,000  shares of common  stock.  If no action is taken to increase  our authorized common stock, we would be able to issue 14,100,775  additional shares of common  stock  after  excluding  shares  reserved  for the  issuance of stock options.  The Board of Directors  believes that it would be in our best interest to have additional shares of common stock available for issuance to give us more flexibility  to,  amongst  other  things,  pursue  acquisitions  of  property or securities of other corporations, declare stock splits or dividends, and partake in  convertible  debt  and  equity  financings.  If  the  proposed  increase  in authorized  capital  is  approved,  the  Board  of  Directors  would  be able to authorize the issuance of shares for these purposes  without the necessity,  and related costs and delays, of either calling a special  stockholders'  meeting or waiting for the next  regularly  scheduled  annual  meeting of  stockholders  to increase our  authorized  capital.  If the  proposal to increase our  authorized capital is  approved  by  stockholders,  we will have  39,100,775  unissued  and unreserved shares of common stock available for issuance in the future.

          The   proposed   change  in  capital  is  not  intended  to  have  any
anti-takeover  effect  and is not part of any series of  anti-takeover  measures contained in any debt instruments, our certificate of incorporation or bylaws in effect on the date of this proxy statement.  However,  stockholders  should note that the  availability  of additional  authorized but unissued  shares of common stock  could  make an  attempt  to gain  control  of  either  us or the Board of
Directors  more  difficult  or time  consuming,  and  that the  availability  of additional authorized but unissued shares might make it more difficult to remove current  management.  Although the Board of Directors currently has no intention of doing so, shares of common stock could be issued by the Board of Directors to dilute the  percentage  of common stock owned by a significant  stockholder  and increase  the cost of, or the  number of,  voting  shares  necessary  to acquire control of the Board of Directors or to meet the voting requirements  imposed by
Delaware law with respect to a merger or other  business  combination  involving
us. We are not aware of any  proposed  attempt to take us over or of any attempt to acquire a large block of our common  stock.  We have no present  intention to use the increased authorized common stock for anti-takeover purposes.

                                       12

(d)      Providing for Blank Check Preferred Stock.
         -----------------------------------------

Description of the Preferred Stock

          Our present  Certificate of Incorporations only authorizes us to issue common stock. The proposed amended and restated Certificate of Incorporation, in contrast,  authorizes  the issuance of up to 10,000,000  shares of "blank check"
preferred  stock,  $.0001 par value per share,  in one or more series.  The term
"blank  check"  preferred  stock  refers to stock  for  which the  designations, preferences, conversion rights, cumulative, relative, participating, optional or
other  rights,   including   voting  rights,   qualifications,   limitations  or
restrictions thereof are determined by the board of directors.

          Therefore,  under the proposed amendment, the Board of Directors could authorize the issuance of, at any time or from time to time,  one or more series of preferred stock (subject to stockholder  approval if required by law or stock exchange  rules).  In  addition,  the Board of  Directors  would  determine  all designations,  relative rights,  preferences,  and limitations of such preferred stock, including,  without limitation,  the designation of series and numbers of shares; dividend or distribution rights; rights upon liquidation or distribution of our assets;  conversion or exchange rights;  redemption  provisions;  sinking fund  provisions;  and voting  rights,  provided  that the  holders of shares of preferred  stock will not be entitled to vote separately as a class except where such class or series of preferred stock is adversely affected.

Principal Reasons for Authorization

          As  stated  above,  pursuant  to the  terms of that  certain  exchange agreement,  dated as of December 21, 2001 and as amended on January 18, 2002 and
February 1, 2002,  by and among us, Buddy  Young,  Next,  Dan Cooke,  William B.
Hensley and the William B. III and Cindy S. Hensley  Living Trust (the "Exchange
Agreement"),  we are  contractually  obligated to seek  stockholder  approval to create "blank check" preferred  stock,  and then if approved,  promptly create a series of voting  preferred  stock  into which  each 100  outstanding  shares of
Next's Series A Preferred Stock shall automatically convert. As set forth in the form of certificate of designation for this proposed voting  preferred  stock, a copy of which is attached  hereto as Exhibit B, this preferred stock will have a liquidation  preference of $100 per share and will accrue  dividends at the rate of $10 per share per annum.  This preferred  stock will also carry voting rights such that its holders vote as one class with the holders of our common stock.

Effects of the Preferred Stock

          The  primary  effect of the  preferred  stock to be  issued  under the
Exchange  Agreement would be that if we are sold,  merge or liquidate,  we would have to  receive  net  proceeds  of more than  $12,000  in order for our  common stockholders to receive any consideration.  Moreover, should we issue additional shares of this preferred stock, this minimum amount of net proceeds required for common  stockholders to receive  anything in a liquidation  event would increase accordingly.

          It is not possible to determine  the actual  effect of any  additional series of  preferred  stock until the Board of Directors  determines  the rights associated  with such series of  preferred  stock.  However,  while the Board of
Directors  is required to make such  determinations  based on its judgment as to the best  interests  of the  stockholders  and us,  effects of the  issuance  of preferred  stock might include (i)  restrictions  on the payment of dividends to holders of our common  stock;  (ii)  dilution of voting power to the extent that the holders of preferred  stock are given voting  rights;  (iii) dilution of the equity interests and voting power of common  stockholders if the preferred stock is convertible into common stock; and (iv) restrictions upon any distribution of assets to the holders of our common stock upon a liquidation or dissolution  and until the  satisfaction of any liquidation  preference  granted to the preferred stockholders.  An issuance of preferred stock could also dilute the earnings per share and book value per share of our common  stock.  Finally,  the  issuance of preferred  stock  could,  depending  on the terms of such  series,  make it more difficult for a third party to attempt to obtain control of us by merger, tender offer,  proxy contest or other means,  thus  discouraging  unsolicited  takeover attempts.

                                       13

          If the proposed amendment is approved by stockholders,  it will become effective upon its filing with the Secretary of State of the State of Delaware.

Vote Required

          The  affirmative  vote of the holders of a majority of our outstanding common  stock is  required  to  approve  the  amendment  to our  Certificate  of
Incorporation in order to (i) change our name from Sporting Magic, Inc. to Next,
Inc.,  (ii)  update its  provisions  so that they are  consistent  with  current
Delaware law, (iii) increase our  authorized  common stock to 50,000,000  shares and (iv) provide for "blank check" preferred stock.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT.

         PROPOSAL NO. 4 - APPROVAL OF ADOPTION OF 2002 STOCK OPTION PLAN

Equity Compensation Plan Information

                                 Number of securities to be issued   Weighted average exercise    Number of securities
                                   upon exercise of outstanding        price of outstanding       remaining available for
Plan category                      options, warrants and rights      options, warrants and           future issuance
-------------                    ---------------------------------   -------------------------    -----------------------

Equity compensation plans
approved by security holders                 --                                 --                           --

Equity compensation plans not
approved by security holders              410,000(1)                         $0.025                       590,000

Total                                     410,000                            $0.025                       590,000

(1)         Represents  options  previously  issued by Next under its 2001 Stock
            Option Plan (the "Next Plan"). Upon consummation of the Exchange, we
            assumed  the  Next  Plan  and  all   preexisting   options   granted
            thereunder.  Pursuant  to  the  terms  of  the  Next  Plan  and  our assumption agreement, any options to acquire shares of Next's common stock previously  granted under the Next Plan shall be replaced with options to acquire shares of our common stock.

2002 Stock Option Plan

            The Board of Directors has unanimously  approved for submission to a vote of the  stockholders  a proposal  to adopt our 2002 Stock  Option Plan (the
"Plan").  The  purpose  of the  Plan is to  retain  current,  and  attract  new, employees, directors, consultants and advisors that have experience and ability, along with encouraging a sense of proprietorship and interest in our development and financial  success.  The Board of Directors  believes that option grants and other  forms of equity  participation  are an  increasingly  important  means to retain and compensate employees, directors, advisors and consultants.

            A  summary  of the Plan is set  forth  below,  and its full  text is attached  hereto as Exhibit C. The  following  discussion  is  qualified  in its entirety by reference to Exhibit C.

Administration of the Plan

            The Plan will be  administered  by a committee  consisting of two or more  "Non-Employee  Directors"  (as such term is  defined  in Rule 16b-3 of the
Securities  Exchange Act of 1934, as amended) and "Outside  Directors"  (as such term is defined in  Section  162(m) of the  Internal  Revenue  Code of 1986,  as
amended)  (the  "Committee").  This

                                       14

Committee will have the power to determine eligible  participants,  when options may be granted,  the number of shares subject to options,  their  duration,  any conditions  to their  exercise,  and the  manner  and price at which they may be exercised. In making such determinations,  the Committee shall take into account the nature and period of service of eligible persons,  their compensation level, their past, present and potential  contributions to us and such other factors as the Committee deems relevant.

          The Board of Directors is  authorized  to amend,  suspend or terminate the Plan, except that it is not authorized, without stockholder approval (except with regard to  adjustments  resulting from changes in  capitalization),  to (i)
increase the number of shares issuable under the Plan; (ii) materially  increase the benefits  accruing to the option  holders under the Plan;  (iii)  materially modify Plan  eligibility  requirements;  (iv)  decrease  the  exercise  price of options below the underlying  stock's fair market value on the grant date or (v)
extend the term of any option beyond that provided for in Section 5 of the Plan.

            Unless terminated earlier by the Committee,  the Plan will expire on
May 1, 2012.

Common Stock Subject to the Plan

            The Plan  provides  that  options may be granted  with  respect to a total of 1,000,000  shares of our common stock.  The maximum number of shares of common  stock  that can be  subject  to  options  granted  under the Plan to any individual  shall not exceed  100,000 in any  calendar  year.  In the event of a merger,  reorganization,  consolidation,  recapitalization,  stock dividend,  or other  change in our  corporate  structure  that affects our common  stock,  the
Committee shall make an appropriate and equitable adjustment to the terms of any outstanding options such that each option holder's  proportionate interest in us remains  the same.  If any  options  expire or  terminate  prior to being  fully exercised,  the unpurchased  underlying  stock shall remain available for future option grants.

Participation

            Any employee,  officer or director of, and any consultant or advisor to, us or any of our  subsidiaries  shall be eligible to receive  stock  options under the Plan.  However,  only employees of our subsidiaries and us can receive incentive stock options.

Option Price

            The  exercise  price  of each  option  shall  be  determined  by the
Committee, but may not be less than 100% of the Fair Market Value (as defined in the  Plan) of the  underlying  common  stock on the  option  grant  date.  If an incentive  stock  option is granted to an employee who owns more than 10% of the total combined  voting power of all our capital  stock,  then its exercise price may not be less  than 110% of the Fair  Market  Value of the  underlying  common stock on the option grant date.

Term of Options

            The Committee shall, in its discretion, fix the term of each option;
provided,  however,  that the  maximum  term of any  option  shall not exceed 10 years. Moreover,  incentive stock options granted to employees who own more than
10% of the total  combined  voting  power of our capital  stock shall not exceed five  years.  The Plan  provides  for the  earlier  expiration  of  options of a participant in the event of certain terminations of employment or engagement or, if the Committee so determines, in the event of a change in control.

Restrictions on Transfer and Exercise

            Generally,  an option may not be  transferred or assigned other than by will or the laws of descent and distribution  and, during the lifetime of the option holder,  may be exercised  solely by him. The aggregate Fair Market Value
(determined at the time the incentive  stock option is granted) of the shares as to which an  employee  may first  exercise  incentive  stock  options in any one calendar year under all of our incentive stock option plans and our

                                       15

subsidiaries  may not  exceed  $100,000.  The  Committee  may  impose  any other conditions to exercise as it deems appropriate.

Registration of Shares

          We may file a registration statement under the Securities Act of 1933, as  amended,  with  respect to the common  stock  issuable  pursuant to the Plan following stockholder approval.

Rule 16b-3 Compliance

          In all cases, the terms, provisions, conditions and limitations of the
Plan  shall  be  construed  and  interpreted  so as to be  consistent  with  the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

Tax Treatment of Incentive Stock Options

          In general,  no taxable income for federal income tax purposes will be recognized  by an option  holder upon receipt or exercise of an incentive  stock option, and we will not then be entitled to any tax deduction. Assuming that the option  holder does not dispose of the option shares before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such  disposition,  the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

          If, however,  the option holder disposes of his option shares prior to the expiration of the required holding period, he will recognize ordinary income for federal income tax purposes in the year of  disposition  equal to the lesser of (i) the difference between the fair market value of the shares at the date of exercise and the exercise price,  or (ii) the difference  between the sale price
upon   disposition  and  the  exercise  price.   Any  additional  gain  on  such
disqualifying  disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, we will be entitled to a deduction  equal to the amount of  ordinary  income  recognized  by the option holder provided that such amount  constitutes an ordinary and reasonable expense of ours.

Tax Treatment of Nonqualified Stock Options

          No taxable  income will be recognized by an option holder upon receipt of a nonqualified  stock option,  and we will not be entitled to a tax deduction for such grant.

          Upon the exercise of a  nonqualified  stock option,  the option holder will include in taxable income,  for federal income tax purposes,  the excess in value  on  the  date  of  exercise  of  the  shares  acquired  pursuant  to  the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares,  the option  holder will derive  short-term  or long-term  gain or loss, depending upon the option  holder's  holding  period for the shares,  commencing upon  the  exercise  of the  option,  and upon the  subsequent  appreciation  or depreciation in the value of the shares.

          We generally will be entitled to a corresponding deduction at the time that the  participant  is  required  to  include  the value of the shares in his income.

Withholding of Tax

          We are  permitted to deduct and withhold  amounts  required to satisfy our withholding tax liabilities with respect to our employees.

Option Grants

          Options  to  purchase  shares of our  common  stock  have not yet been granted  pursuant to the Plan,  although it is anticipated  that options will be granted in the near future.

                                       16

Vote Required

          The  affirmative  vote of the holders of a majority of our outstanding common stock is required for approval of the adoption of the Plan.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE PLAN.

  PROPOSAL NO. 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          On February 13, 2002, the Board of Directors  dismissed  Farber & Hass
LLP ("FH") as our independent  public  accountants and engaged Marcum & Kliegman
LLP ("MK") to serve as our  independent  public  accountants for the fiscal year ending August 31, 2002.  The reports of FH on our financial  statements  for the years ended August 31, 2000 and 2001 each  contain a going  concern  opinion.  A going concern  opinion  indicates  that our  independent  accounts  believe that substantial  doubt  exists  regarding  our  ability  to  continue  to  remain in business.  During the fiscal years ended August 31, 2000 and 2001 and during the subsequent interim period through February 13, 2002, there were no disagreements with FH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures  which  disagreements if not resolved to the  satisfaction  of FH would have caused them to make reference  thereto in their report on the financial statements for such years. During the fiscal years ended August 31, 2000 and 2001 and during the subsequent  interim period through
February  13,  2002,  there  were  no  reportable  events  (as  defined  in Item
304(a)(1)(v)  of Regulation  S-K).  FH has provided us with a letter  expressing their agreement with the disclosure set forth in this paragraph.

          During  the two  most  recent  fiscal  years  and  subsequent  interim periods,  we have not consulted with MK regarding (i) either the  application of accounting principles to a specified transaction,  either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or (ii) any matter that was either the subject of  disagreement on any matter of accounting  principles or practices,  financial statement disclosure or auditing scope or procedures or a reportable  event (as defined in Item  304(a)(1)(v)  of
Regulation S-K).

          Although the  appointment  of auditors does not require  ratification, the Board of  Directors  has  directed  that such  appointment  be  submitted to stockholders for ratification due to its significance. A representative of MK is expected to be present at the special meeting, at which time he or she will have the  opportunity  to  make  a  desired  statement  and  respond  to  stockholder questions.

          Audit Fees:  The aggregate fees billed for  professional  services for the audit of our annual financial  statements for the year ended August 31, 2001 was $10,000, as we had no operations during that period.

          Financial Information Systems Design and Implementation Fees: None

          All Other  Fees:  FH did not perform any  additional  services  for us during the year ended August 31, 2001.

Recommendation of the Board of Directors

          THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR THE  RATIFICATION OF THE
APPOINTMENT OF MARCUM & KLIEGMAN LLP AS OUR INDEPENDENT  PUBLIC  ACCOUNTANTS FOR
THE FISCAL YEAR ENDING AUGUST 31, 2002.

                                  OTHER MATTERS

          The Board of Directors  does not know of any matter,  other than those described above that may be presented for action at the special meeting.  If any other matter or proposal should be presented and should properly

                                       17

come before the meeting for action,  the persons named in the accompanying proxy will vote upon such matter or proposal in accordance with their best judgment.

                                       18

Exhibit A
---------

                                   NEXT, INC.

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

          NEXT, INC., a corporation organized and existing under the laws of the
State of Delaware (the "Corporation"), hereby certifies as follows:

          FIRST: The name of the Corporation is NEXT, INC.

          SECOND:   The  name  under  which  the   Corporation   was  originally
incorporated  was EKS RN CON INC.,  and the date of the  filing of its  original
Certificate of Incorporation with the Secretary of State was January 2, 1987.

          THIRD: This Amended and Restated Certificate of Incorporation has been duly  adopted  by the Board of  Directors  with  approval  by the  Corporation's stockholders  in  accordance  with  Sections  228,  242 and 245 of the  Delaware
General  Corporation  Law  ("DGCL")  and  the  Board  of  Directors,   with  the
stockholder's  approval,  has resolved that the Certificate of  Incorporation of the  Corporation  be deleted in its entirety  and replaced in its entirety  with this Amended and Restated Certificate of Incorporation of Next, Inc.

          FOURTH: The text of the Corporation's  Certificate of Incorporation is hereby restated to read as herein set forth in full:

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                   NEXT, INC.

          FIRST: The name of the Corporation is NEXT, INC.

          SECOND: The address,  including street, number, city and county of the registered  office  of the  Corporation  in the State of  Delaware  is 615 South
DuPont  Highway,  Dover,  Delaware  19901,  County of Kent;  and the name of the registered  agent of the Corporation in the State of Delaware at such address is
National Corporate Research, Ltd.

          THIRD:  The  nature of the  business,  and the  objects  and  purposes proposed to be transacted,  promoted and carried on, are to do any lawful act or thing for which a corporation may be organized under the General Corporation Law of the State of Delaware.

          FOURTH:  (a) The total  number of shares of all classes of stock which the Company shall have authority to issue is sixty million (60,000,000) of which ten million  (10,000,000)  shall be designated  Preferred Stock, par value $.001 per share (hereinafter the "Preferred  Stock"),  and fifty million  (50,000,000)
shall be  designated  Common  Stock,  no par value per  share  (hereinafter  the
"Common Stock").

                   (b) The Board of Directors is expressly authorized to provide for the  issuance of all or any shares of the  Preferred  Stock,  in one or more series, and to fix for each such series such voting powers,  full or limited, or
no  voting   powers,   and  such   designations,   preferences   and   relative,
participating,  optional  or  other  special  rights  and  such  qualifications, limitations  or  restrictions  thereof as shall be stated and  expressed  in the resolution or  resolutions  adopted by the Board of Directors  providing for the issue of such series and as may be permitted by the Delaware General Corporation
Law. The number of authorized  shares of Preferred  Stock may be increased  (but not

                                       19

above the number of  authorized  shares of the class) or decreased  (but not below the number of shares thereof then outstanding)."

                   FIFTH:  The name and the mailing address of the  incorporator is as follows:

                                 Frances Madeson
                 Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                 505 Park Avenue
                            New York, New York 10022

                   SIXTH:  The  personal  liability  of  the  directors  of  the
Corporation is hereby  eliminated to the fullest  extent  permitted by paragraph
(7) of subsection (b) of Section 102 of the General Corporation Law of the State
of Delaware, as same may be amended and supplemented. Any repeal or modification of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation  with respect to events occurring prior to the time of such repeal or modification.

                   SEVENTH:   The  Corporation  shall,  to  the  fullest  extent
permitted  by  Section  145 of the  General  Corporation  Law  of the  State  of
Delaware,  as the same may be amended and  supplemented,  indemnify  any and all persons  whom it shall  have power to  indemnify  under  said  section  from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section,  and the  indemnification  provided for herein shall not be deemed  exclusive of any other rights to which those  indemnified  may be entitled under any By-Law,  agreement,  vote of  stockholders  or  disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such offices,  and shall continue as to a person who has ceased to be a director,  officer,  employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

                   EIGHTH: The Corporation  reserves the right to amend,  alter, change or repeal any provision  contained in this Certificate of  Incorporation, and any other provisions  authorized by the laws of the State of Delaware at the time in force may be added or inserted,  subject to the limitations set forth in this  Certificate of Incorporation  and in the manner now or hereafter  provided herein by statue,  and all rights,  preferences  and  privileges  of  whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and  pursuant to this  Certificate  of  Incorporation  in its present form or as amended are granted subject to the rights reserved in this Article EIGHTH.

                   NINTH:  The  Corporation  hereby  confers the power to adopt, amend or repeal its By-Laws  upon the Board of  Directors.  Notwithstanding  the forgoing,  such power shall not divest or limit the power of the stockholders of the Corporation to adopt, amend or repeal the By-Laws of the Corporation.

          IN  WITNESS  WHEREOF,  we have  executed  this  Amended  and  Restated
Certificate as of May __, 2002.

                                              NEXT, INC.

                                              By:_______________________________
                                                 Dan Cooke, President

                                              By:_______________________________
                                                 Charles Thompson, Secretary

                                       20

Exhibit B
---------

                           CERTIFICATE OF DESIGNATION

                                       OF

                            SERIES A PREFERRED STOCK

                                       OF

                              SPORTING MAGIC, INC.
                     --------------------------------------

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware
                     --------------------------------------

               I, the undersigned,  being the President of Sporting Magic,  Inc.
("Corporation"), hereby certify in accordance with the provisions of Section 151 of the  General  Corporation  Law of the  State of  Delaware  that the  Board of
Directors of the Corporation duly adopted the following  resolution on June ___,
2002:

          RESOLVED,  that  pursuant to the  authority  expressly  granted to and vested in the Board of Directors of the  Corporation  by the  provisions  of the
Corporation's  Certificate  of  Incorporation,  this Board of  Directors  hereby creates,  from the 10,000,000  shares of preferred stock,  $0.0001 par value per share  (the  "Preferred  Stock"),  of the  Corporation  authorized  to be issued pursuant to the  Certificate of  Incorporation,  a series of the Preferred Stock having the following terms and designations:

          Section 1. Designation and Amount.  The shares of such series having a par value of $0.0001 per share shall be designated as "Series A Preferred Stock"
(the  "Series A  Preferred  Stock") and the number of shares  constituting  such series shall be 100,000. The relative rights, preferences and limitations of the
Series A Preferred Stock shall be in all respects identical, share for share, to the Common Stock of the Corporation, except as otherwise provided herein.

          Section  2.  Dividends.  Except  in the  case  of  distributions  in a liquidation,  dissolution  or winding up of the  affairs of the  Corporation  as provided for in Section 5 below, the holders of each share of Series A Preferred
Stock shall be entitled to receive  dividends,  out of assets legally available, at the rate of $10.00  per share  per annum  payable  solely in shares of Common
Stock (in an amount equal to $10.00  divided by the Fair Market  Value  (defined below) of the Common Stock).  Dividends of the Series A Preferred Stock shall be fully  cumulative  and  shall  accrue,  without  interest,  from the date of the original  issuance  of the  Series A  Preferred  Stock,  and  shall  be  payable quarterly,  when and as declared by the Board of Directors on March 31, June 30,
September 30 and December 31 of each year,  commencing June 30, 2002,  except if such date is not a business day then such dividend shall be payable on the first immediately  succeeding  business day (as used herein,  the term  "business day"
shall  mean  any  day  except  a  Saturday,  Sunday  or  day  on  which  banking institutions are legally authorized to close in the City of New York). Each such dividend  shall be paid to the holders of record of shares of Series A Preferred
Stock as they  appear on the stock  register of the  Corporation  on such record date, not exceeding 30 days preceding the payment thereof,  as shall be fixed by the Board of Directors of the  Corporation.  Dividends on account of arrears for any  past  dividend  periods  may be  declared  and  paid at any  time,  without reference to any regular  dividend  payment  date,  to holders of record on such date, not exceeding 45 days preceding the payment date thereof,  as may be fixed by the Board of  Directors of the  Corporation.  For purposes of this Section 2,
"Fair  Market  Value" on any day shall mean (a) if the Common Stock is listed or admitted for trading on a national securities exchange,  the reported last sales price or, if no such  reported  sale  occurs on such  day,  the  average  of the closing bid and asked prices on such day, in each case on the principal national securities  exchange on which the Common Stock is listed or admitted to trading,
(b) if the Common  Stock is not listed or  admitted  to trading on any  national securities  exchange,  the average of the  closing  bid and asked  prices in the over-the-counter market on such day as reported by NASDAQ or any comparable

                                       21

system or, if not so reported, as reported by any New York Stock Exchange member firm selected by the  Corporation  for such purpose or (c) if no such quotations are  available  on such day, the fair market value of a share of Common Stock on such  day  as  determined  in  good  faith  by the  Board  of  Directors  of the
Corporation.

          Section 3. Voting Rights.  Except as otherwise provided by the General
Corporation  Law of the State of Delaware,  the Series A Preferred Stock and the
Common Stock of the Corporation shall vote as one class, with the holder of each share of Series A  Preferred  Stock  entitled  to one vote per share of Series A
Preferred Stock.

          Section 4.  Reacquired  Shares.  Any shares of the Series A  Preferred
Stock  redeemed or  purchased or otherwise  acquired by the  Corporation  in any manner whatsoever shall be retired and cancelled  promptly after the acquisition thereof.  All such shares shall upon their  cancellation  become  authorized but unissued  shares  of  Preferred  Stock,  unless  otherwise  provided  for in the
Corporation's Certificate of Incorporation, and may be reissued as part of a new series of Preferred  Stock to be created by  resolution  or  resolutions  of the
Board of Directors,  subject to the conditions or  restrictions  on issuance set forth herein.

          Section 5. Liquidation, Dissolution or Winding Up.

          (a)  Upon  the   liquidation,   dissolution   or  winding  up  of  the
Corporation,  no distribution  shall be made (i) to the holders of stock ranking junior (either as to dividends or upon  liquidation,  dissolution or winding up)
to the Series A Preferred Stock unless,  prior thereto,  the holders of Series A
Preferred  Stock shall have received a liquidation  preference of $100 per share
(the "Liquidation Amount"), plus an amount equal to unpaid dividends thereon, if any, to the date of such  payment or (ii) to the  holders of stock  ranking on a parity (either as to dividends or upon  liquidation,  dissolution or winding up)
with the Series A Preferred  Stock,  except  distributions  made  ratably on the
Series A Preferred  Stock and all other such parity stock in  proportion  to the total  amounts to which the holders of all such shares are entitled to upon such liquidation,  dissolution or winding up. For purposes of this Certificate,  each of (1) the sale, conveyance, exchange or transfer of all or substantially all of the property and assets of the Corporation,  or (2) the  consolidation or merger of the Corporation with or into any other corporation, in which the stockholders of the Corporation  immediately prior to such event do not own a majority of the outstanding  shares of the surviving  corporation  or (3) the sale of securities pursuant  to a  registration  statement  filed  by  the  Corporation  under  the
Securities  Act of  1933,  as  amended,  in  connection  with the  initial  firm commitment  underwritten offering of its securities to the general public, shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

          (b) In the event of a  liquidation,  dissolution  or winding up of the
Corporation  within the meaning of subsection (a) above, then in connection with each such  event the  Corporation  shall  send to the  holders  of the  Series A
Preferred Stock at least twenty days' prior written notice of the date when such event shall take place.

          (c) For purposes of this  Certificate  the term  "junior  stock" shall mean the Common Stock and any other class or series of shares of the Corporation hereafter  authorized  over which  Series A Preferred  Stock has  preference  or priority in the payment of  dividends  or in the  distribution  of assets on any liquidation, dissolution or winding up of the Corporation.

          (d)  Upon  any   liquidation,   dissolution   or  winding  up  of  the
Corporation,  and after full payment as provided for in Section 5(a) above,  the holders  of Series A  Preferred  Stock  shall  not be  entitled  to any  further participation in any distribution of assets by the Corporation.

          Section  6.  Reservation  of Cash.  Prior to the  consummation  of any liquidation, dissolution or winding up as described in Section 5(a) hereof, each corporation,  including this  Corporation,  which may be required to deliver any cash to the holders of shares of the Series A Preferred  Stock shall assume,  by written  instrument  delivered to each transfer  agent of the Series A Preferred
Stock,  the obligation to deliver to such holder such cash which,  in accordance with the  provisions  of Section 5, such  holder may be  entitled  and each such corporation shall have furnished to each such transfer agent or person acting in a similar  capacity,  including the Corporation,  an opinion of counsel for such corporation,  stating that such assumption agreement is legal, valid and binding upon such corporation.

                                       22

          Section 7.  Waiver.  Any right or  privilege of the Series A Preferred
Stock may be waived  (either  generally or in a  particular  instance and either retroactively  or  prospectively)  by and  only by the  written  consent  of the holders of a majority of the Series A Preferred  Stock then  outstanding and any such waiver shall be binding upon each holder of Series A Preferred Stock.

          Section  8.   Notices of Corporate Action.   In the event of:

          (a) any taking by the  Corporation  of a record of the  holders of its
Common Stock for the purpose of determining the holders thereof who are entitled to  receive  any  dividend  or other  distribution,  or any right or  warrant to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

          (b) any capital  reorganization,  reclassification or recapitalization of the  Corporation,  any  consolidation or merger involving the Corporation and any other  person  (other than a  consolidation  or merger  with a  wholly-owned subsidiary of the Corporation, provided that the Corporation is the surviving or the continuing  corporation  and no change occurs in the Common  Stock),  or any transfer of all or  substantially  all of the assets of the  Corporation  to any other person; or

          (c) any voluntary or involuntary  dissolution,  liquidation or winding up of the Corporation;

then,  and in each such case, the  Corporation  shall cause to be mailed to each transfer agent for the shares of the Series A Preferred Stock and to the holders of record of the outstanding shares of the Series A Preferred Stock, at least 20 days (or 10 days in case of any event  specified  in clause (a) above)  prior to the applicable record or effective date hereinafter  specified, a notice stating
(i) the date or  expected  date on which any such  record is to be taken for the purpose of such  dividend,  distribution  or right or, (ii) the date or expected date to  which  any  such  reorganization,  reclassification,  recapitalization, consolidation,  merger, transfer,  dissolution,  liquidation or winding up is to take  place  and the  time,  if any such  time is to be  fixed,  as of which the holders of record of Series A  Preferred  Stock  shall be  entitled  to exchange their shares of Series A Preferred  Stock for the  securities or other  property
deliverable  upon  such  reorganization,   reclassification,   recapitalization,
consolidation, merger, transfer, dissolution, liquidation or winding up, if any.
The  failure  to give any  notice  required  by this  Section  8, or any  defect therein,  shall not affect the legality or validity of any such action requiring such notice.

          IN WITNESS WHEREOF,  the Corporation has caused this Certificate to be duly executed on its behalf, as of this ___ day of June, 2002.

                                                    SPORTING MAGIC, INC.

                                                    By:_________________________
                                                       Name:
                                                       Title:

                                       23

Exhibit C
---------

                                   NEXT, INC.

                             2002 STOCK OPTION PLAN

1.   Purpose of the Plan.
     -------------------

          This 2002 Stock Option Plan (the "Plan") is intended as an  incentive, to retain in the employ of and as directors,  consultants  and advisors to Next,
Inc., a Delaware  corporation (the "Company") and any Subsidiary of the Company,
within the meaning of Section 424(f) of the United States Internal  Revenue Code
of 1986, as amended (the "Code"),  persons of training,  experience and ability, to attract new employees, directors, consultants and advisors whose services are considered  valuable,  to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial  success of the Company and its Subsidiaries.

          It is further  intended that certain options  granted  pursuant to the
Plan shall constitute  incentive stock options within the meaning of Section 422 of the Code (the  "Incentive  Options")  while  certain  other  options  granted pursuant to the Plan shall be  nonqualified  stock  options  (the  "Nonqualified
Options").  Incentive Options and Nonqualified  Options are hereinafter referred to collectively as "Options."

          The Company intends that the Plan meet the  requirements of Rule 16b-3
("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended
(the  "Exchange   Act")  and  that   transactions   of  the  type  specified  in
subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by Section  162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

2.   Administration of the Plan.
     --------------------------

          The Board of Directors of the Company (the "Board")  shall appoint and maintain as administrator of the Plan a Committee (the  "Committee")  consisting of two or more  directors  who are  "Non-Employee  Directors"  (as such  term is defined  in Rule  16b-3)  and  "Outside  Directors"  (as such term is defined in
Section 162(m) of the Code), which shall serve at the pleasure of the Board. The
Committee,  subject  to  Sections  3 and 5 hereof,  shall  have  full  power and authority  to  designate  recipients  of  Options,  to  determine  the terms and conditions of respective  Option agreements (which need not be identical) and to interpret  the  provisions  and supervise the  administration  of the Plan.  The
Committee  shall have the  authority,  without  limitation,  to designate  which
Options  granted  under the Plan shall be  Incentive  Options and which shall be
Nonqualified  Options. To the extent any Option does not qualify as an Incentive
Option, it shall constitute a separate Nonqualified Option.

          Subject to the provisions of the Plan, the Committee  shall  interpret the Plan and all  Options  granted  under the Plan,  shall make such rules as it deems necessary for the proper  administration of the Plan, shall make all other determinations  necessary or advisable  for the  administration  of the Plan and shall correct any defects or supply any omission or reconcile any  inconsistency in the Plan or in any  Options  granted  under the Plan in the manner and to the extent that the Committee  deems  desirable to carry into effect the Plan or any
Options.  The act or  determination  of a majority of the Committee shall be the act or  determination  of the Committee and any decision  reduced to writing and signed by all of the members of the Committee  shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or  determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

          In the event that for any reason the  Committee is unable to act or if the  Committee at the time of any grant,  award or other  acquisition  under the
Plan of Options or Stock (as  hereinafter  defined)  does not  consist of two or more Non-Employee  Directors,  or if there shall be no such Committee,  then the
Plan shall be administered by

                                       24

the Board, and references herein to the Committee (except in the proviso to this sentence)  shall be deemed to be  references  to the Board,  and any such grant, award or other  acquisition  may be approved  or  ratified  in any other  manner contemplated by subparagraph (d) of Rule 16b-3; provided,  however, that options granted to the  Company's  Chief  Executive  Officer or to any of the  Company's
other four most  highly  compensated  officers  that are  intended to qualify as performance-based  compensation  under  Section  162(m)  of the Code may only be granted by the Committee.

3.   Designation of Optionees.
     ------------------------

          The persons  eligible for  participation  in the Plan as recipients of
Options (the "Optionees")  shall include  employees,  officers and directors of, and consultants  and advisors to, the Company or any  Subsidiary;  provided that
Incentive  Options  may only be  granted to  employees  of the  Company  and the
Subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each Option  granted to Optionees,  the Committee may consider any factors it deems relevant,  including without limitation, the office or position held  by the  Optionee  or the  Optionee's  relationship  to  the  Company,  the
Optionee's  degree of  responsibility  for and  contribution  to the  growth and success of the Company or any Subsidiary, the Optionee's length of service, age, promotions and potential.  An Optionee who has been granted an Option  hereunder may be  granted an  additional  Option or  Options,  if the  Committee  shall so determine.

4.   Stock Reserved for the Plan.
     ---------------------------

          Subject to  adjustment  as  provided  in Section 7 hereof,  a total of
1,000,000 shares of the Company's Common Stock,  $0.001 par value per share (the
"Stock"),  shall be subject to the Plan.  The maximum  number of shares of Stock that may be subject to options  granted under the Plan to any  individual in any calendar year shall not exceed  100,000,  and the method of counting such shares shall conform to any requirements  applicable to performance-based  compensation under Section  162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares,  treasury shares or previously issued shares held by any  Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the
Plan  shall  cease to be  reserved  for the  purposes  of the  Plan,  but  until termination  of the Plan the  Company  shall at all times  reserve a  sufficient number of  shares of Stock to meet the  requirements  of the  Plan.  Should  any
Option expire or be canceled  prior to its exercise in full or should the number of shares of Stock to be  delivered  upon the  exercise  in full of an Option be reduced for any reason,  the shares of Stock theretofore  subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

5.   Terms and Conditions of Options.
     -------------------------------

          Options  granted  under the Plan  shall be  subject  to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a)  Option  Price.   The  purchase  price  of  each  share  of  Stock
purchasable  under an Incentive  Option shall be  determined by the Committee at the time of grant,  but shall not be less than 100% of the Fair Market Value (as defined  below)  of such  share of Stock on the  date  the  Option  is  granted;
provided,  however,  that with  respect  to an  Optionee  who,  at the time such
Incentive  Option is granted,  owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total  combined  voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least  110% of the Fair  Market  Value  per  share of Stock on the date of
grant.  The  purchase  price  of  each  share  of  Stock   purchasable  under  a
Nonqualified  Option shall not be less than 80% of the Fair Market Value of such share of Stock on the date the Option is granted; provided,  however, that if an option  granted  to  the  Company's  Chief  Executive  Officer  or to any of the
Company's other four most highly compensated  officers is intended to qualify as performance-based  compensation  under Section  162(m) of the Code, the exercise price of such Option  shall not be less than 100% of the Fair  Market  Value (as such term is  defined  below) of such  share of Stock on the date the  Option is granted.  The exercise  price for each Option shall be subject to  adjustment as provided in Section 7 below.  "Fair  Market  Value"  means the closing  price of publicly

                                       25

traded shares of Stock on the principal  securities  exchange on which shares of
Stock are listed (if the shares of Stock are so listed),  or on the NASDAQ Stock
Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly  quoted,  the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter  market, or, if such bid and asked  prices  shall not be  available,  as  reported by any
nationally   recognized  quotation  service  selected  by  the  Company,  or  as determined by the Committee in a manner  consistent  with the  provisions of the
Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall  the  purchase  price of a share of Stock be less than the  minimum  price permitted  under the rules and policies of any national  securities  exchange on which the shares of Stock are listed.

          (b)  Option  Term.  The  term of each  Option  shall  be  fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an
Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

          (c) Exercisability.  Subject to Section 5(j) hereof,  Options shall be exercisable  at such time or times and subject to such terms and  conditions  as shall be determined by the Committee at the time of grant.

          Upon the occurrence of a Change in Control (as  hereinafter  defined), the Committee  may  accelerate  the vesting and  exercisability  of  outstanding
Options,  in  whole or in  part,  as  determined  by the  Committee  in its sole discretion. In its sole discretion,  the Committee may also determine that, upon the occurrence of a Change in Control,  each outstanding  Option shall terminate within a specified number of days after notice to the Optionee  thereunder,  and each such Optionee  shall  receive,  with respect to each share of Company Stock subject to such  Option,  an amount equal to the excess of the Fair Market Value of such shares  immediately  prior to such Change in Control  over the  exercise price per share of such Option;  such amount shall be payable in cash, in one or more  kinds  of  property  (including  the  property,  if  any,  payable  in the transaction) or a combination  thereof,  as the Committee shall determine in its sole discretion.

          For purposes of the Plan, a Change in Control  shall be deemed to have occurred if:

               (i) a tender  offer (or series of related  offers)  shall be made and  consummated  for the  ownership  of 50% or more of the  outstanding  voting securities of the Company, unless as a result of such tender offer more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately prior to the commencement of such offer),  any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

               (ii) the Company  shall be merged or  consolidated  with  another corporation, unless as a result of such merger or consolidation more than 50% of the  outstanding  voting  securities of the  surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately  prior to such  transaction),  any employee benefit plan of the
Company or its Subsidiaries, and their affiliates;

               (iii) the Company shall sell  substantially  all of its assets to another corporation that is not wholly owned by the Company,  unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders  of  the  Company  (as  of  the  time  immediately  prior  to  such transaction),  any employee  benefit plan of the Company or its Subsidiaries and their affiliates; or

               (iv) a Person (as defined below) shall acquire 50% or more of the outstanding  voting  securities of the Company  (whether  directly,  indirectly, beneficially or of record), unless as a result of such acquisition more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time  immediately  prior to the first  acquisition  of such  securities  by such
Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

                                       26

          For purposes of this  Section  5(c),  ownership  of voting  securities shall take into account and shall  include  ownership as  determined by applying the  provisions of Rule  13d-3(d)(I)(i)  (as in effect on the date hereof) under the  Exchange  Act. In  addition,  for such  purposes,  "Person"  shall have the meaning  given in Section  3(a)(9) of the Exchange  Act, as modified and used in
Sections  13(d) and 14(d) thereof;  however,  a Person shall not include (A) the
Company or any of its  Subsidiaries;  (B) a trustee or other  fiduciary  holding securities  under  an  employee  benefit  plan  of  the  Company  or  any of its
Subsidiaries;  (C) an underwriter  temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

          (d) Method of Exercise.  Options to the extent then exercisable may be exercised  in whole or in part at any time during the option  period,  by giving written  notice to the  Company  specifying  the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check  or such  other  instrument  as may be  acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is exercised)  which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the
Company  from the shares of Stock  otherwise to be received  with such  withheld shares of Stock having a Fair Market Value on the date of exercise  equal to the exercise  price  of the  Option,  or (iii) by a  combination  of the  foregoing, provided that the combined value of all cash and cash  equivalents  and the Fair
Market Value of any shares  surrendered to the Company is at least equal to such exercise  price and except with  respect to (ii)  above,  such method of payment will not cause a  disqualifying  disposition  of all or a  portion  of the Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of Stock purchased  upon  exercise  of an Option at such time as the  Optionee  has given written notice of exercise,  paid in full for such shares and has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

          (e)  Non-transferability of Options.  Options are not transferable and may be exercised  solely by the Optionee  during his lifetime or after his death by the person or persons  entitled thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion,  may permit a transfer of a Nonqualified  Option to (i) a trust for the benefit of the Optionee or (ii)
a member of the Optionee's immediate family (or a trust for his or her benefit).
Any attempt to transfer,  assign,  pledge or otherwise dispose of, or to subject to  execution,  attachment  or  similar  process,  any  Option  contrary  to the provisions  hereof shall be void and  ineffective and shall give no right to the purported transferee.

          (f) Termination by Death. Unless otherwise determined by the Committee at grant,  if any  Optionee's  employment  with or service to the Company or any
Subsidiary  terminates  by  reason  of  death,  the  Option  may  thereafter  be exercised,  to the extent then exercisable (or on such accelerated  basis as the
Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee  under the will of the Optionee,  for a period of one year after the date of such death or until the  expiration  of the stated  term of such  Option as  provided  under the Plan,  whichever  period is shorter.

          (g) Termination by Reason of Disability.  Unless otherwise  determined by the Committee at grant,  if any Optionee's  employment with or service to the
Company  or  any  Subsidiary   terminates  by  reason  of  total  and  permanent
disability, any Option held by such Optionee may thereafter be exercised, to the extent it was  exercisable at the time of  termination  due to disability (or on such accelerated basis as the Committee shall determine at or after grant),  but may not be  exercised  after  30 days  after  the  date of such  termination  of employment  or service or the  expiration  of the  stated  term of such  Option, whichever  period is shorter;  provided,  however,  that,  if the Optionee  dies within such 30-day period,  any  unexercised  Option held by such Optionee shall thereafter be exercisable to the extent to which it was  exercisable at the time of death for a period of one year after the date of such death or for the stated
term of such Option, whichever period is shorter.

                                       27

          (h) Termination by Reason of Retirement.  Unless otherwise  determined by the Committee at grant,  if any Optionee's  employment with or service to the
Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined  below),  any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such  accelerated  basis as the Committee shall determine at or after grant), but may not be  exercised  after 30 days after the date of such  termination  of employment  or service or the  expiration  of the  stated  term of such  Option, whichever  period is shorter;  provided,  however,  that,  if the Optionee  dies within such 30-day period,  any  unexercised  Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of  death,  for a period  of one year  after  the date of such  death or for the stated term of such Option, whichever period is shorter.

          For  purposes of this  paragraph  (h) "Normal  Retirement"  shall mean retirement from active employment with the Company or any Subsidiary on or after the normal  retirement  date specified in the  applicable  Company or Subsidiary pension plan or if no such pension plan,  age 65, and "Early  Retirement"  shall mean  retirement  from  active  employment  with the  Company or any  Subsidiary pursuant  to the  early  retirement  provisions  of the  applicable  Company  or
Subsidiary pension plan or if no such pension plan, age 55.

          (i) Other Termination. Unless otherwise determined by the Committee at grant,  if any  Optionee's  employment  with or  service  to the  Company or any
Subsidiary  terminates for any reason other than death,  disability or Normal or
Early Retirement, the Option shall thereupon terminate,  except that the portion of any Option that was exercisable on the date of such termination of employment or  service  may be  exercised  for the  lesser  of 30 days  after  the  date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any  Subsidiary is terminated by the Company or such
Subsidiary  without cause (the  determination as to whether  termination was for cause to be made by the Committee).  The transfer of an Optionee from the employ of or service to the  Company  to the employ of or service to a  Subsidiary,  or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

          (j) Limit on Value of  Incentive  Option.  The  aggregate  Fair Market
Value,  determined as of the date the Incentive Option is granted,  of Stock for which  Incentive  Options  are  exercisable  for the first time by any  Optionee during any calendar  year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

          (k) Incentive Option Shares. A grant of an Incentive Option under this
Plan shall provide that (a) the Optionee shall be required as a condition of the exercise to furnish to the Company any payroll  (employment)  tax required to be withheld,  and (b) if the Optionee  makes a  disposition,  within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder,  of any share or shares of Stock issued to him upon  exercise of an Incentive  Option  granted under the Plan within the two-year  period  commencing on the day after the date of the grant of such Incentive Option or within a one-year period  commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise  of  such  Incentive  Option,  he  shall,  within  10 days  after  such disposition,  notify the Company thereof and immediately  deliver to the Company any amount of United  States  federal,  state and local  income tax  withholding required by law.

6.   Term of Plan.
     ------------

          No Option  shall be  granted  pursuant  to the Plan on or after May 1,
2012, but Options theretofore granted may extend beyond that date.

7.   Capital Change of the Company.
     -----------------------------

          In  the   event   of  any   merger,   reorganization,   consolidation,
recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's proportionate  interest shall be maintained as immediately before the occurrence of such event.  The Committee  shall,  to the extent

                                       28

feasible,  make such other  adjustments as may be required under the tax laws so that any  Incentive  Options  previously  granted  shall not be deemed  modified within the meaning of Section 424(h) of the Code.

8.   Purchase for Investment.
     -----------------------

          Unless the Options and shares covered by the Plan have been registered under the  Securities  Act of 1933, as amended (the  "Securities  Act"),  or the
Company  has  determined  that such  registration  is  unnecessary,  each person exercising  an Option  under the Plan may be  required  by the Company to give a representation  in writing that he is  acquiring  the shares for his own account for  investment  and not with a view to,  or for sale in  connection  with,  the distribution of any part thereof.

9.   Taxes.
     -----

          The  Company  may make  such  provisions  as it may deem  appropriate, consistent with applicable law, in connection with any Options granted under the
Plan  with  respect  to  the  withholding  of any  taxes  (including  income  or employment taxes) or any other tax matters.

10.  Effective Date of Plan.
     ----------------------

          The Plan shall be effective on May 1, 2002,  provided however that the
Plan  shall   subsequently  be  approved  by  majority  vote  of  the  Company's stockholders not later than May 1, 2002.

11.  Amendment and Termination.
     -------------------------

          The Board may amend,  suspend,  or terminate the Plan,  except that no amendment  shall be made that would impair the rights of any Optionee  under any
Option theretofore  granted without the Optionee's  consent,  and except that no amendment shall be made which,  without the approval of the  stockholders of the
Company would:

          (a) materially  increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

          (b) materially  increase the benefits  accruing to the Optionees under the Plan;

          (c)  materially   modify  the   requirements  as  to  eligibility  for
participation in the Plan;

          (d) decrease the  exercise  price of an Incentive  Option to less than
100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified  Option to less than 80% of the Fair Market
Value per share of Stock on the date of grant thereof; or

          (e) extend the term of any Option  beyond that provided for in Section
5(b).

          The Committee may amend the terms of any Option  theretofore  granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee's  consent.  The Committee may also substitute new Options for previously  granted  Options,  including  options  granted under other plans applicable to the participant and previously  granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

12.  Government Regulations.
     ----------------------

          The Plan,  and the grant and  exercise of Options  hereunder,  and the obligation of the Company to sell and deliver  shares under such Options,  shall be subject to all applicable laws, rules and regulations,  and to such approvals by any  governmental  agencies,  national  securities  exchanges and interdealer quotation systems as may be required.

                                       29

13.   General Provisions.
      ------------------

          (a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the  Committee  may deem  advisable  under  the  rules,  regulations  and  other requirements  of the Securities  and Exchange  Commission,  or other  securities commission having jurisdiction,  any applicable Federal or state securities law, any stock exchange or interdealer  quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

          (b) Employment Matters. The adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary any right to continued  employment or,  in the  case of an  Optionee  who is a  director,  continued  service  as a director,  with the  Company or a  Subsidiary,  as the case may be, nor shall it interfere  in any way  with  the  right  of the  Company  or any  Subsidiary  to terminate  the  employment  of any of its  employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

          (c) Limitation of Liability.  No member of the Board or the Committee, or any officer or  employee of the Company  acting on behalf of the Board or the
Committee,  shall  be  personally  liable  for  any  action,   determination  or
interpretation  taken or made in good  faith with  respect to the Plan,  and all members of the Board or the  Committee  and each and any  officer or employee of the Company  acting on their behalf  shall,  to the extent  permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.

          (d) Registration of Stock.  Notwithstanding any other provision in the
Plan,  no Option may be  exercised  unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company,  exempt from such registration in the United States.  The Company shall not be under any obligation to register under  applicable  federal or state  securities  laws any
Stock to be issued upon the exercise of an Option granted  hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject to such Option,  although the Company may in its sole  discretion  register such
Stock at such time as the Company  shall  determine.  If the Company  chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee,  bear an appropriate  restrictive legend restricting  the transfer or pledge of the Stock  represented  thereby,  and the
Committee may also give appropriate stop transfer  instructions  with respect to such Stock to the Company's transfer agent.

                                           NEXT, INC.

                                           May 1, 2002

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